Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.4819%


        Excess Protection Level
          3 Month Average   7.39%
            March, 2001   7.98%
            February, 2001   7.37%
            January, 2001   6.82%


        Cash Yield                                  20.67%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.85%


        Over 30 Day Delinquency                      4.90%


        Seller's Interest                            7.37%


        Total Payment Rate                          14.60%


        Total Principal Balance                     $56,622,749,044.91


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,172,058,483.42